EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, J. Leonard Ivins, certify, pursuant to 18 U.S.C. Section 1350, as adopted  pursuant  to  Section  906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Edgeline Holdings, Inc. on Form 10-Q for the quarterly period ended September 30, 2008, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such  Form 10-Q fairly presents in all material respects the financial condition and results of operations of Oncolin Therapeutics, Inc.

Date:  February 13, 2009

By:  /s/ J. Leonard Ivins
        J. Leonard Ivins
        Principal Financial and Accounting Officer